SCHEDULE OF OPERATING LEASE RELATED ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	May 31, 2026	May 31, 2025
Right-of-use Asset
Operating lease, right-of-use asset, net	$ 1,016	$ 1,041
Right-of-use asset, net	1,016	1,041
Operating lease liabilities	63	73
Total operating lease liabilities, current	63	73
Operating lease liabilities	1,019	1,041
Total operating lease liabilities, non-current	1,019	1,041
Total lease liabilities	$ 1,082	$ 1,114